Exhibit 10.3
EXECUTION VERSION
INTERCREDITOR AGREEMENT
dated as of
September 30, 2016 among
UBS AG, Stamford Branch,
as ABL Facility Collateral Agent,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Applicable Parity Lien Representative,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Parity Lien Collateral Trustee,
CVR Partners, LP
CVR Nitrogen Finance Corporation
and
The Subsidiaries of CVR Partners, LP Named Herein

This INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of September 30, 2016, is among UBS AG, Stamford Branch, as administrative agent and collateral agent for the ABL Facility Secured Parties referred to herein (together with its successors or co- agents in substantially the same capacity as may from time to time be appointed, the “ABL Facility Collateral Agent”), Wilmington Trust, National Association, as Applicable Parity Lien Representative (as defined herein), acting on behalf of the Parity Lien Secured Parties referred to herein, Wilmington Trust, National Association, as collateral trustee for the Parity Lien Secured Parties (together with its successors and co-agents in substantially the same capacity as may from time to time be appointed, the “Parity Lien Collateral Trustee”), CVR Partners, LP, a Delaware limited partnership (“Borrower”), the Subsidiaries of the Borrower party hereto, and each Other Parity Lien Representative from time to time party hereto.
The Borrower, East Dubuque Nitrogen Fertilizers, LLC, a Delaware limited liability company, as a borrower, CVR Nitrogen, LP, a Delaware limited partnership, as a borrower, CVR Nitrogen Holdings, LLC, a Delaware limited liability company, as a borrower, Coffeyville Resources Nitrogen Fertilizers, LLC, a Delaware limited liability company, as a borrower, CVR Nitrogen Finance Corporation, a Delaware corporation (“Finance Corp.”) and CVR Nitrogen GP, LLC, as guarantors, certain other subsidiaries of the Borrower, the lenders and other parties party thereto from time to time and the ABL Facility Collateral Agent are party to the ABL Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”).
The Borrower and Finance Corp. (jointly, the “Issuers”), certain other subsidiaries of the Borrower and Wilmington Trust, National Association, as trustee for the Noteholders (together with such trustee’s successors or co-agents or co-trustees in substantially the same capacity as may from time to time be appointed as trustee, the “Trustee”) and the Parity Lien Collateral Trustee, are party to the Indenture, dated as of the Issue Date as amended, restated, supplemented or otherwise modified from time to time, the “Note Indenture”), pursuant to which 9.25% Senior Secured Notes due 2023 (the “Notes”) were issued.
The Parity Lien Collateral Trustee, the Trustee, the Issuers and the other Grantors party hereto are party to the Collateral Trust Agreement, dated the Issue Date (such Collateral Trust Agreement, as amended, modified, supplemented, replaced or restated, in whole or in part, from time to time, the “Collateral Trust Agreement”).
This Agreement governs the relationship between the Parity Lien Secured Parties as a group, on the one hand, and the ABL Facility Secured Parties, on the other hand, with respect to the Collateral shared by the Parity Lien Secured Parties and the ABL Facility Secured Parties, while the Collateral Trust Agreement governs the relationship of the Parity Lien Secured Parties among themselves with respect to the Collateral.
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article 1
DEFINITIONS
Section 1.01.    Construction; Certain Defined Terms. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, Sections and Exhibits of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.
(b)    As used in this Agreement, the following terms have the meanings specified below:
“ABL Cash Management Obligations” means any Cash Management Obligations secured by any Collateral under the ABL Facility Security Documents.
“ABL Credit Agreement” has the meaning set forth in the recitals.
“ABL Facility” means (a)  the ABL Credit Agreement, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time after the date hereof, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Borrower not to be included in the definition of “ABL Facility”), and (b) whether or not the facility referred to in clause (a) remains outstanding, if designated by the Borrower to be included in the definition of “ABL Facility” and subject to the satisfaction of the requirements set forth in Section 6.15, one or more (i) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (ii) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (iii) instruments or agreements evidencing any other indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.
“ABL Facility Collateral Agent” has the meaning set forth in the recitals.
“ABL Facility Documents” means the ABL Facility, the ABL Facility Security Documents and the other “Credit Documents” as defined in the ABL Facility.
“ABL Facility Secured Parties” means the “Secured Parties” as defined in the ABL Facility.
“ABL Facility Security Agreement” means the Security Agreement, dated as of the date hereof, among the Borrower, each other pledgor party thereto and the ABL Facility Collateral Agent, as amended, supplemented or modified from time to time in accordance with its terms.
“ABL Facility Security Documents” means the ABL Facility Security Agreement, the ABL Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any ABL Obligations.
“ABL Hedging Obligations” means any Hedging Obligations secured by any Collateral under the ABL Facility Security Documents.
“ABL Mortgages” means each “Mortgage” as defined in the ABL Facility.
“ABL Obligations” means (a) all “Obligations” (as such term is defined in the ABL Facility) of the borrowers and other obligors under the ABL Facility or any of the other ABL Facility Documents, and all other obligations to pay principal, premium, if any, and interest (including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the ABL Facility Documents and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the ABL Facility Documents, according to the respective terms thereof, and (b) the ABL Hedging Obligations and ABL Cash Management Obligations.
“ABL Priority Collateral” means any and all of the following Collateral now owned or at any time hereafter acquired by the Borrower or any other Grantor to the extent a security interest in such Collateral has been or may hereafter be granted to the ABL Facility Collateral Agent under the ABL Facility Security Documents, including any assets or properties that, but for the application of Section 552 of the Bankruptcy Code, would constitute Collateral:
(a)    all Accounts;
(b)    all Inventory;

(c)    to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a) and (b), all (i) General Intangibles, (ii) Chattel Paper, (iii) Instruments and (iv) Documents;
(d)    all Payment Intangibles (including corporate tax refunds), other than any Payment Intangibles that represent tax refunds in respect of or otherwise related to Real Estate Assets, Fixtures or Equipment;
(e)    all collection accounts, deposit accounts, securities accounts and commodity accounts and any cash or other assets in any such accounts (other than separately identified cash proceeds of Notes Priority Collateral in a segregated account) and securities entitlements and other rights with respect thereto;
(f)    to the extent relating to any of the items referred to in the preceding clauses (a) through (e) constituting ABL Priority Collateral, all Supporting Obligations and letter-of-credit rights;
(g)    all books and records related to the foregoing; and
(h)    all products and proceeds of any and all of the foregoing in whatever form received, including proceeds of insurance policies related to Inventory of any Grantor and business interruption insurance (in each case, except to the extent constituting proceeds of Notes Priority Collateral).
All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.
“ABL Priority Possessory Collateral” means ABL Priority Collateral that is Possessory Collateral.
“Agreement” has the meaning set forth in the recitals.
“Applicable Junior Collateral Agent” means (a) with respect to the Notes Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, the Parity Lien Collateral Trustee.
“Applicable Parity Lien Representative” means the “Applicable Parity Lien Representative” under and as defined in the Collateral Trust Agreement. On the date hereof, the Trustee is the Applicable Parity Lien Representative. For purposes of this Agreement, the ABL Facility Collateral Agent may treat the Trustee as the Applicable Parity Lien Representative until notified in writing by the Parity Lien Collateral Trustee that another representative has become the Applicable Parity Lien Representative.
“Applicable Possessory Collateral Agent” means (a) with respect to ABL Priority Possessory Collateral, the ABL Facility Collateral Agent, and (b) with respect to Notes Priority Possessory Collateral, the Parity Lien Collateral Trustee.

“Applicable Senior Collateral Agent” means (a) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the Notes Priority Collateral, the Parity Lien Collateral Trustee.
“Bankruptcy Case” has the meaning set forth in Section 2.07(b).
“Bankruptcy Code” means Title 11 of the United States Code, as amended.
“Borrower” has the meaning set forth in the recitals.
“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York or the office of the ABL Facility Collateral Agent or the Parity Lien Collateral Trustee are required or authorized by law or other governmental action to close.
“Cash Management Obligations” means, with respect to any Person, all obligations, whether now owing or hereafter arising, of such Person in respect of overdrafts or other liabilities owed to any other Person that arise from treasury, depositary or cash management services, including any automated clearing house or other electronic transfers of funds, credit cards, purchase or debit cards, e-payable services or any similar transactions, including any services or transactions of the type referred to in the definition of “Secured Cash Management Agreement” in the ABL Facility.
“Class” has the meaning set forth in the definition of Senior Obligations.
“Collateral” means all assets and properties subject to Liens in favor of any Secured Party created by any of the ABL Facility Security Documents or the Parity Lien Security Documents, as applicable, to secure the ABL Obligations or any Parity Lien Obligations, as applicable, including any assets or properties that, but for the application of Section 552 of the Bankruptcy Code, would constitute Collateral.
“Collateral Agent” means the ABL Facility Collateral Agent or the Parity Lien Collateral Trustee or both of the foregoing, as the context may require.
“Collateral Trust Agreement” has the meaning set forth in the recitals.
“Comparable Junior Priority Collateral Document” means, in relation to any Senior Collateral subject to any Lien created under any Senior Collateral Document, those Junior Collateral Documents that create a Lien on the same Collateral, granted by the same Grantor.
“DIP Financing” has the meaning set forth in Section 2.07(b).
“DIP Financing Liens” has the meaning set forth in Section 2.07(b).
“DIP Lenders” has the meaning set forth in Section 2.07(b).

“Discharge” means (a) with respect to the ABL Obligations, the Discharge of ABL Obligations and (b) with respect to Parity Lien Obligations, the Discharge of Parity Lien Obligations. The term “Discharged” shall have a corresponding meaning.
“Discharge of ABL Obligations” means (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium (if any), constituting ABL Obligations; (b) payment in full in cash of all hedging obligations constituting ABL Obligations and the expiration or termination of all hedge agreements included in the ABL Obligations or the cash collateralization of all such hedging obligations on terms satisfactory to each applicable counterparty; (c) payment in full in cash of all cash management obligations constituting ABL Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time; (d) payment in full in cash of all other ABL Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time; (e) termination or expiration of all commitments, if any, to extend credit that would constitute ABL Obligations; and (f) termination or cash collateralization (in an amount and manner reasonably satisfactory to the ABL Facility Collateral Agent, but in no event greater than the lower of (i) 105% of the aggregate undrawn face amount and (ii) the percentage of the aggregate undrawn face amount required for release of liens under the terms of the applicable ABL Facility Document) of all outstanding letters of credit issued under the ABL Facility Documents and constituting ABL Obligations.
“Discharge of Parity Lien Obligations” means (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium (if any) constituting Parity Lien Obligations; (b) payment in full in cash of all hedging obligations constituting Parity Lien Obligations and the expiration or termination of all hedge agreements included in the Parity Lien Obligations or the cash collateralization of all such hedging obligations on terms satisfactory to each applicable counterparty; (c) payment in full in cash of all cash management obligations constituting Parity Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time; (d) payment in full in cash of all other Parity Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time; (e) termination or expiration of all commitments, if any, to extend credit that would constitute Parity Lien Obligations; and (f) termination or cash collateralization (in an amount and manner reasonably satisfactory to the Parity Lien Collateral Trustee, but in no event greater than the lower of (i) 105% of the aggregate undrawn face amount and (ii) the percentage of the aggregate undrawn face amount required for release of liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit issued under the Parity Lien Documents and constituting Parity Lien Obligations.
“Enforcement Notice” means a written notice delivered, at a time when an Event of Default has occurred and is continuing, by either the ABL Facility Collateral Agent or any Parity Lien Representative to the other specifying the relevant Event of Default.
“Event of Default” means an “Event of Default” under and as defined in the ABL Facility, the Indenture and/or any Other Parity Lien Credit Documents, as the context may require.
“Grantor” means the Borrower and each domestic Subsidiary of the Borrower that shall have granted any Lien in favor of any Collateral Agent on any of its assets or properties to secure any of the Obligations.
“Hedging Obligations” means, with respect to any Person, the obligations of such Person under (a) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements, and currency exchange, interest rate or commodity collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices, including any obligations of the type referred to in the definition of “Secured Hedging Agreement” in the ABL Facility.
“Insolvency or Liquidation Proceeding” means (1) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to either Issuers or any Grantor; (2) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to either Issuer or any Grantor or with respect to a material portion of their respective assets; (3) any liquidation, dissolution, reorganization or winding up of either Issuer or any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (4) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of either Issuer or any Grantor.
“Issue Date” means June 10, 2016.
“Issuers” has the meaning set forth in the recitals.
“Joinder Agreement” means an agreement in form and substance substantially similar to Exhibit A or Exhibit B hereto, as applicable, pursuant to which any Other Parity Lien Secured Parties or any other ABL Facility Secured Parties, as applicable, either directly or through their respective Other Parity Lien Representative or collateral agent for the new ABL Obligations, as applicable, become a party hereto in accordance with Section 6.15 hereof.
“Junior Claims” means (a) with respect to the ABL Priority Collateral, the Parity Lien Obligations secured by such Collateral, and (b) with respect to the Notes Priority Collateral, the ABL Obligations secured by such Collateral.

“Junior Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Junior Claims.
“Junior Collateral Agent” means (a) with respect to the Notes Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, the Parity Lien Collateral Trustee.
“Junior Collateral Documents” means (a) with respect to the Parity Lien Obligations, the ABL Facility Security Documents, and (b) with respect to the ABL Obligations, the Parity Lien Security Documents.
“Junior Lien Intercreditor Agreements” means any other intercreditor agreement governing any junior priority liens on the ABL Priority Collateral and/or Note Priority Collateral, as applicable, that is incurred after the Issue Date in compliance with the ABL Facility and any Parity Lien Documents.
“Junior Obligations” means (a) with respect to the ABL Obligations, the Parity Lien Obligations, and (b) with respect to the Parity Lien Obligations, the ABL Obligations.
“Junior Representative” means (a) with respect to the Notes Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, each Parity Lien Representative.
“Junior Secured Parties” means (a) with respect to the Notes Priority Collateral, the ABL Facility Secured Parties, and (b) with respect to the ABL Priority Collateral, the Parity Lien Secured Parties.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
“Memorandum” has the meaning set forth in Section 2.02(d).
“Mortgages” means the ABL Mortgages and the Parity Lien Mortgages.
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“Note Cash Management Obligations” means any Cash Management Obligations secured by any Collateral under the Note Documents.
“Note Documents” means this Agreement, the Note Indenture, the Notes, the Note Guarantees, the Collateral Trust Agreement, the Parity Lien Security Agreement, the Parity Lien Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Note Obligations.

“Note Guarantee” means any guarantee of the Obligations of the Issuers under the Note Indenture and the Notes by any Person in accordance with the provisions of the Note Indenture.
“Note Guarantor” means any Person that incurs a Note Guarantee; provided that, upon the release or discharge of such Person from its Note Guarantee in accordance with the Note Indenture, such Person ceases to be a Note Guarantor.
“Note Hedging Obligations” means any Hedging Obligations secured by any Collateral under the Note Documents.
“Noteholders” means the holders of the Notes.
“Note Indenture” has the meaning set forth in the recitals.
“Note Obligations” means (a) all “Obligations” (as such term is defined in the Note Indenture) of the Issuers and any other obligor under the Notes, the Note Indenture or any of the other Note Documents, including any Note Guarantor, to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the Note Documents and the performance of all other Obligations of the Issuers and the Note Guarantors to the Trustee, the Collateral Trustee and the holders of the Notes under the Note Documents, according to the respective terms thereof , and (b) the Note Hedging Obligations and the Note Cash Management Obligations.
“Notes” has the meaning set forth in the recitals.
“Notes Priority Collateral” means any and all of the following Collateral now owned or at any time hereafter acquired by the Borrower or any other Grantor to the extent a security interest in such Collateral has been or may hereafter be granted to the Parity Lien Secured Parties under the Parity Lien Security Documents, including any assets or properties that, but for the application of Section 552 of the Bankruptcy Code, would constitute Collateral:
(a)    all Fixtures and Equipment;
(b)    all intellectual property;
(c)    all equity interests in each Grantor’s subsidiaries (limited to 65% of the voting interests of the Grantors’ foreign subsidiaries);
(d)    all General Intangibles, Chattel Paper, Instruments and Documents (other than General Intangibles, Chattel Paper, Instruments and Documents that are ABL Priority Collateral);
(e)    all Real Estate Assets;
(f)    all Payment Intangibles that represent tax refunds in respect of or otherwise relate to Real Estate Assets, Fixtures or Equipment;

(g)    all intercompany indebtedness of the Borrower and its subsidiaries;
(h)    all permits and licenses related to any of the foregoing (including any permits or licenses related to the ownership or operation of Real Estate Assets, Fixtures or Equipment of any Grantor);
(i)    all proceeds of insurance policies (excluding any such proceeds that relate to ABL Priority Collateral);
(j)    all books and records related to the foregoing and not relating to ABL Priority Collateral;
(k)    all products and proceeds of any and all of the foregoing (other than any such proceeds that are ABL Priority Collateral); and
(l)    all other Collateral not constituting ABL Priority Collateral.
All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.
“Notes Priority Possessory Collateral” means Notes Priority Collateral that is Possessory Collateral.
“Notes Secured Parties” means the “Secured Parties” as defined in the Note Documents.
“Obligations” means the ABL Obligations and the Parity Lien Obligations.
“Other Parity Lien Credit Document” means any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (c) instruments or agreements evidencing any other indebtedness, in each case to the extent that (i) the obligations in respect thereof constitute Other Parity Lien Obligations and (ii) if applicable, the Representative with respect thereto has become a party hereto in accordance with Section 6.15 hereof.
“Other Parity Lien Documents” means each Other Parity Lien Credit Document and each Parity Lien Security Document related thereto.
“Other Parity Lien Obligations” means any other obligations of the Issuers and the Note Guarantors (other than the Note Obligations and the ABL Obligations) that are equally and ratably secured with the Note Obligations (except as may be separately otherwise agreed in writing by and between the Other Parity Lien Representative, on behalf of itself and the Other Parity Lien Secured Parties represented thereby, and the Parity Lien Collateral Trustee, on behalf of itself and the Note Secured Parties and any Other Parity Lien Secured Parties with Other

Parity Lien Obligations secured equally and ratably with the Note Obligations) and are designated by the Borrower as “Other Parity Lien Obligations”; provided that the requirements set forth in Section 6.15 shall have been satisfied.
“Other Parity Lien Representative” means, with respect to any Series of Other Parity Lien Obligations or any separate facility within such Series, the Person elected, designated or appointed as the administrative agent, collateral agent, trustee or other authorized representative of such Series or such separate facility within such Series by or on behalf of the holders of such Series of Other Parity Lien Obligations or such separate facility within such Series, and its respective successors in substantially the same capacity as may from time to time be appointed.
“Other Parity Lien Secured Parties” means (i) the “Secured Parties” as defined in the Parity Lien Security Agreement (other than the Notes Secured Parties) and (ii) any other holders of any Other Parity Lien Obligations who have, directly or through their respective Other Parity Lien Representative, become party to and bound by this Agreement pursuant to a Joinder Agreement in accordance with the provisions of Section 6.15 hereof.
“Parity Lien Collateral Trustee” has the meaning set forth in the recitals.
“Parity Lien Documents” means (a) the Note Documents and (b) each of the Other Parity Lien Documents.
“Parity Lien Mortgages” means all mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents and other security documents now existing or to be entered into by and among the Issuers and the Subsidiaries of the Issuers party thereto and the Parity Lien Collateral Trustee that create Liens on real property of any Grantor to secure any Priority Lien Obligations.
“Parity Lien Obligations” means (a) the Note Obligations and (b) the Other Parity Lien Obligations.
“Parity Lien Representative” means, each of the Trustee, the Parity Lien Collateral Trustee, each Other Parity Lien Representative and shall include for the avoidance of doubt the Applicable Parity Lien Representative.
“Parity Lien Secured Parties” means (a) the Notes Secured Parties and (b) each Other Parity Lien Secured Party. For the avoidance of doubt, the Parity Lien Secured Parties include the Applicable Parity Lien Representative.
“Parity Lien Security Agreement” means the Parity Lien Security Agreement, dated as of the Issue Date (as amended, restated, supplemented or otherwise modified from time to time), by and among the Issuers, the Subsidiaries of the Borrower party thereto and the Parity Lien Collateral Trustee that creates Liens on property of any Grantor to secure any Parity Lien Obligations.

“Parity Lien Security Documents” means the Parity Lien Security Agreement, the Collateral Trust Agreement, the Parity Lien Mortgages, any senior-junior lien intercreditor agreement and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Parity Lien Obligations.
“Permitted Remedies” means, with respect to any Junior Obligations:
(i)    filing a claim or statement of interest with respect to such Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;
(ii)    taking any action (not adverse to the Liens securing Senior Obligations, the priority status thereof, or the rights of the Applicable Senior Collateral Agent or any of the Senior Secured Parties to exercise rights, powers and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;
(iii)    filing any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Parties, including any claims secured by the Junior Collateral, in each case in accordance with the terms of this Agreement;
(iv)    filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement and applicable law (including the bankruptcy laws of any applicable jurisdiction); and
(v)    voting on any Plan of Reorganization, filing any proof of claim, making other filings and making any arguments, obligations and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement.
“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.
“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.
“Possessory Collateral” means the Collateral in the possession or control of any Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the ABL Facility Security Documents or the Parity Lien Security Documents and any

deposit account or security accounts under the Control of any Collateral Agent. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.
“Possessory Collateral Agent” means, with respect to any Possessory Collateral, the Collateral Agent having possession or control (including through its agents or bailees) of same.
“Proceeds” has the meaning set forth in Section 2.05.
“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any real property.
“Refinance” means to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof). “Refinanced” and “Refinancing” shall have correlative meanings.
“Representative” means (a) in the case of any ABL Obligations, the ABL Facility Collateral Agent, and (b) in the case of any Parity Lien Obligations, each Parity Lien Representative with respect thereto.
“Secured Parties” means (a) the ABL Facility Secured Parties, (b) the Note Secured Parties and (c) each Other Parity Lien Secured Party.
“Senior Claims” means (a) with respect to the ABL Priority Collateral, the ABL Obligations secured by such Collateral, and (b) with respect to the Notes Priority Collateral, the Parity Lien Obligations secured by such Collateral.
“Senior Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Senior Claims.
“Senior Collateral Agent” means (a) with respect to the Notes Priority Collateral, the Parity Lien Collateral Trustee, and (b) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent.
“Senior Collateral Documents” means (a) with respect to the Parity Lien Obligations, the Parity Lien Security Documents, and (b) with respect to the ABL Obligations, the ABL Facility Security Documents.
“Senior Obligations” means (a) with respect to the ABL Obligations, the Parity Lien Obligations, and (b) with respect to the Parity Lien Obligations, the ABL Obligations; the Parity Lien Obligations shall, collectively, constitute one “Class” of Senior Obligations and the ABL Obligations shall constitute a separate “Class” of Senior Obligations.

“Senior Representative” means (a) with respect to the Notes Priority Collateral, each Parity Lien Representative, and (b) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent.
“Senior Secured Parties” means (a) with respect to the Notes Priority Collateral, the Parity Lien Secured Parties, and (b) with respect to the ABL Priority Collateral, the ABL Facility Secured Parties.
“Series” means (a) the Note Obligations and each series of Other Parity Lien Obligations, each of which shall constitute a separate Series of the Class of Senior Obligations constituting Parity Lien Obligations, except that to the extent that the Note Obligations and/or any one or more series of such Other Parity Lien Obligations (i) are secured by identical Collateral on an equal and ratable basis held by a common collateral agent and (ii) have their security interests documented by a single set of security documents, such Note Obligations and/or each such series of Other Parity Lien Obligations shall collectively constitute a single Series; and (b) the ABL Obligations, which shall constitute the sole Series of the Class of Senior Obligations constituting ABL Obligations. With respect to the Parity Lien Secured Parties, the Parity Lien Secured Parties with respect to each Series of Note Obligations shall constitute a separate Series of Parity Lien Secured Parties.
“Subsidiary” means, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.
“Trustee” has the meaning set forth in the recitals.
ARTICLE 2
PRIORITIES AND AGREEMENTS WITH RESPECT TO COLLATERAL
Section 2.01.    Subordination of Liens.
(a)    Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Parity Lien Obligations granted on the Collateral or of any Liens securing the ABL Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the ABL Facility Documents or the Parity Lien Documents, or any defect or deficiencies in or failure to perfect any such Liens or any other circumstance whatsoever:
(i)    (1) the Liens on the Notes Priority Collateral securing the Parity Lien Obligations will rank senior to any Liens on such Notes Priority Collateral securing the ABL Obligations, and (2) the Liens on the ABL Priority Collateral securing the ABL

Obligations will rank senior to any Liens on such ABL Priority Collateral securing the Parity Lien Obligations, and
(ii)    the Parity Lien Collateral Trustee, on behalf of itself and the Note Secured Parties, and each Other Parity Lien Representative, on behalf of itself and the applicable Other Parity Lien Secured Parties, each hereby agrees that the Liens securing each Series of Parity Lien Obligations shall be of equal priority (except as may be separately otherwise agreed in writing by and between the Other Parity Lien Representative, on behalf of itself and the Other Parity Lien Secured Parties represented thereby, and the Parity Lien Collateral Trustee, on behalf of itself and the Note Secured Parties and any Other Parity Lien Secured Parties with Other Parity Lien Obligations secured equally with the Note Obligations); provided, however, that the foregoing shall not be construed to alter the relative rights or priorities of the various Series of Parity Lien Obligations against each other Series of Parity Lien Obligations, which rights and priorities shall be governed by the Parity Lien Documents and the Collateral Trust Agreement.
(b)    It is acknowledged that (i) the aggregate amount of any Senior Obligations may, subject to the limitations set forth in the ABL Facility, the Note Indenture and any Other Parity Lien Credit Documents, be Refinanced from time to time, all without affecting the priorities set forth in Section 2.05 or the provisions of this Agreement defining the relative rights of the ABL Facility Secured Parties and the Parity Lien Secured Parties, and (ii) a portion of the Senior Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The priorities provided for herein shall not be altered or otherwise affected by any Refinancing of either the Junior Obligations (or any part thereof) or the Senior Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Junior Obligations or Senior Obligations or by any action that any Representative or Secured Party may take or fail to take in respect of any Collateral.
Section 2.02.    Actions With Respect to Collateral; Prohibition on Contesting Liens. (a) Until the Discharge of all of the Senior Obligations of a particular Class, (i) only the Applicable Senior Collateral Agent shall act or refrain from acting with respect to the Senior Collateral of such Class and then only on the instructions of the applicable Senior Representative (which, in the case of the Notes Priority Collateral, shall be the Applicable Parity Lien Representative), (ii) no Collateral Agent shall follow any instructions with respect to such Senior Collateral from any Junior Representative or from any Junior Secured Parties, and (iii) each Junior Representative and the Junior Secured Parties shall not, and shall not instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Junior Collateral, whether under any ABL Facility Security Document or any Parity Lien Security Document, as applicable, applicable law or otherwise, it being agreed that (A) only the Applicable Senior Collateral Agent, acting in accordance with the ABL Facility Security Documents or the Parity Lien Security Documents, as applicable, shall be entitled to take any such actions or exercise any such remedies, or to cause any Collateral Agent to do so and (B) notwithstanding the foregoing, each Junior Representative may take Permitted Remedies. Each Senior Collateral Agent may deal with the Senior Collateral as if they had a senior Lien on such Collateral; provided that, with respect to the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee, the provisions of the Collateral Trust Agreement shall also be complied with. No Junior Collateral Agent, Junior Representative or Junior Secured Party will contest, protest or object to any foreclosure proceeding or action brought by any Senior Collateral Agent, Senior Representative or Senior Secured Party or any other exercise by such Senior Collateral Agent, Senior Representative or Senior Secured Party of any rights and remedies relating to the Senior Collateral. For the avoidance of doubt, nothing in this Agreement shall prohibit (i) the exercise of rights by the ABL Facility Collateral Agent during a Dominion Period (as defined in the ABL Credit Agreement), including the notification of depositary institutions or any other person to deliver proceeds of the ABL Priority Collateral to the ABL Facility Collateral Agent, (ii) the reduction of advance rates or sub-limits under the ABL Facility or (iii) the imposition of any Reserve (as defined in the ABL Credit Agreement).
(b)    Each of the Applicable Parity Lien Representative and the other Parity Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the ABL Facility Secured Parties in all or any part of the Collateral or the provisions of this Agreement, and the ABL Facility Collateral Agent and each of the ABL Facility Secured Parties each agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Parity Lien Secured Parties in all or any part of the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the ABL Facility Collateral Agent, the other ABL Facility Secured Parties, the Applicable Parity Lien Representative or the other Parity Lien Secured Parties to enforce this Agreement.
(c)    The ABL Facility Collateral Agent, for itself and on behalf of the ABL Facility Secured Parties, and the Parity Lien Collateral Trustee for itself and on behalf of the Parity Lien Secured Parties, agree that prior to an issuance of an Enforcement Notice (unless a bankruptcy or insolvency Event of Default then exists), any proceeds of Collateral, whether or not deposited in deposit accounts subject to control agreements, which are used by any Grantor to acquire other property which is Collateral shall not (solely as between the Collateral Agents and the Secured Parties) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. Notwithstanding anything to the contrary contained in this Agreement or any Parity Lien Document, unless and until the Discharge of ABL Obligations occurs, if an Insolvency or Liquidation Proceeding is commenced with respect to any of the Grantors, or a notice of an Enforcement Action is delivered by the Applicable Parity Lien Representative to the ABL Facility Collateral Agent, the ABL Facility Collateral Agent is hereby permitted to deem all collections and payments deposited in any deposit or securities account to be Proceeds of ABL Priority Collateral and the Parity Lien Collateral Trustee, on behalf of itself and each other Parity Lien Secured Party, consents to the application of such funds to the ABL Obligations, and no such funds credited to such account shall be subject to disgorgement or be deemed to be held in trust by the ABL Facility Collateral Agent for the benefit of any Parity Lien Collateral Trustee or any other Parity Lien Secured Party.
(d)    The parties hereto agree to execute, acknowledge and deliver a Memorandum of Intercreditor Agreement (“Memorandum”) together with such other documents in furtherance hereof or thereof, in each case, in form for recording as prepared by the Issuers in connection with any Mortgages and in form reasonably satisfactory to the Parity Lien Collateral Trustee and the ABL Facility Collateral Agent, in those jurisdictions where such recording is required pursuant to the terms of the ABL Facility Documents or the Parity Lien Documents, or as reasonably recommended or requested by local real estate counsel and/or the title insurance company, or as otherwise deemed reasonably necessary or proper by the parties hereto; provided that, the Parity Lien Collateral Trustee and the Parity Lien Representative shall not have a duty to determine what recordings are necessary or proper.
Section 2.03.    No Duties of Senior Representative; Provision of Notice. (a) Each Junior Secured Party acknowledges and agrees that none of the Senior Collateral Agents, the Senior Representative nor any other Senior Secured Party shall have any duties or other obligations to such Junior Secured Party with respect to any Senior Collateral, other than to transfer to the Applicable Junior Collateral Agent any proceeds of any such Senior Collateral remaining in its possession following any sale, transfer or other disposition of such Collateral (in each case, unless the Junior Obligations have been Discharged prior to or concurrently with such sale, transfer, disposition, payment or satisfaction) and the Discharge of the Senior Obligations secured thereby, or if a Senior Collateral Agent shall be in possession of all or any part of such Collateral after such payment and satisfaction in full and termination, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of any Senior Collateral Agent, the Senior Representative or any Senior Secured Party. In furtherance of the foregoing, each Junior Secured Party acknowledges and agrees that, until the Senior Obligations secured by any Collateral shall have been Discharged, the Applicable Senior Collateral Agent shall be entitled, for the benefit of the holders of such Senior Obligations, to sell, transfer or otherwise dispose of or deal with such Senior Collateral as provided herein and in the ABL Facility Documents and any Parity Lien Documents, as applicable, without regard to any Junior Claims or any rights to which the holders of the Junior Obligations would otherwise be entitled as a result of such Junior Claims. Without limiting the foregoing, each Junior Secured Party agrees that none of the Senior Collateral Agents, the Senior Representatives nor any other Senior Secured Party shall have any duty or obligation first to marshal or realize upon any type of Senior Collateral (or any other collateral securing the Senior Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Collateral (or any other collateral securing the Senior Obligations), in any manner that would maximize the return to the Junior Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Junior Secured Parties from such realization, sale, disposition or liquidation. Each of the Junior Secured Parties waives any claim such Junior Secured Party may now or hereafter have against any Senior Collateral Agent, any Senior Representative or any other Senior Secured Party (or their representatives) arising out of (i) any actions which any Senior Collateral Agent, any Senior Representative or the Senior Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Obligations from any account debtor, guarantor or any other party) in accordance with the ABL Facility Documents and the Parity Lien Documents or any other agreement related thereto or to the collection of the Senior Obligations or the valuation, use, protection or release of any security for the Senior Obligations, (ii) any election by any Applicable Senior Collateral Agent, any Senior Representative or any Senior Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.07, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Borrower or any of its subsidiaries, as debtor-in-possession.
(b)    The Parity Lien Collateral Trustee shall, after a Responsible Officer (as defined in the Indenture) of the Parity Lien Collateral Trustee obtains actual knowledge that it is no longer authorized by the Applicable Parity Lien Representative to act as the Parity Lien Collateral Trustee hereunder, notify the Borrower, the Other Parity Lien Representatives and the ABL Facility Collateral Agent of the same. The parties are authorized to execute and deliver amendments to this Agreement without the consent of the Secured Parties in order to reflect this Section 2.03(b).
Section 2.04.    No Interference. Each Junior Secured Party, each Junior Representative and each Junior Collateral Agent agrees that (i) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Junior Claim pari passu with, or to give such Junior Secured Party any preference or priority relative to, any Senior Claim with respect to the Senior Collateral or any part thereof, (ii) it will not challenge or question in any proceeding the validity or enforceability of any ABL Facility Security Document or Parity Lien Security Document or the validity, attachment, perfection or priority of any Lien under the ABL Facility Security Documents or the Parity Lien Security Documents, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (iii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Senior Collateral by the Applicable Senior Collateral Agent or any Senior Secured Parties or any Senior Representative acting on their behalf, (iv) it shall have no right to (A) direct the Applicable Senior Collateral Agent, any Senior Representative or any holder of Senior Obligations to exercise any right, remedy or power with respect to any Senior Collateral or (B) consent to the exercise by the Applicable Senior Collateral Agent, any Senior Representative or any other Senior Secured Party of any right, remedy or power with respect to any Senior Collateral, (v) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Senior Collateral Agent, any Senior Representative or other Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and none of the Applicable Senior Collateral Agent, any Senior Representative or any other Senior Secured Party shall be liable for, any action taken or omitted to be taken by such Senior Collateral Agent, such Senior Representative or other Senior Secured Party with respect to any Senior Collateral, (vi) it will not seek, and hereby waives any right, to have any Senior Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the ABL Facility Collateral Agent, the other ABL Facility Secured Parties, the Parity Lien Collateral Trustee or the other Parity Lien Secured Parties to enforce this Agreement.
Section 2.05.    Application of Proceeds; Payments Over. (a) Anything contained herein or in any of the ABL Facility Documents or the Parity Lien Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and any Collateral Agent is taking action to enforce rights in respect of any Collateral (whether in an Insolvency or Liquidation Proceeding or otherwise), or any distribution is made in respect of any Collateral in any Insolvency or Liquidation Proceeding with respect to any Grantor, the Proceeds (subject, in the case of any such distribution, to Section 2.07 hereof) (all proceeds of any sale, collection or other liquidation of any Collateral, all consideration distributed on account of any secured claim and all proceeds of any such distribution being collectively referred to as “Proceeds”) shall be applied as follows:
(i)    In the case of Notes Priority Collateral,
FIRST, to the Parity Lien Collateral Trustee for distribution in accordance with the Collateral Trust Agreement, until payment in full in cash of any Parity Lien Obligations secured by such Notes Priority Collateral, and
SECOND, to the ABL Facility Collateral Agent for distribution in accordance with the ABL Facility Security Agreement and the other ABL Facility Documents.
If any ABL Obligations remain outstanding after the Discharge of the Parity Lien Obligations, all proceeds of the Notes Priority Collateral will be applied to the repayment of any outstanding ABL Obligations.
(ii)    In the case of ABL Priority Collateral,
FIRST, to the ABL Facility Collateral Agent for distribution in accordance with the ABL Facility Security Agreement and the other ABL Facility Documents, until payment in full in cash of the ABL Obligations, and
SECOND, to the Parity Lien Collateral Trustee for distribution in accordance with the Collateral Trust Agreement and the Parity Lien Security Documents.

If any Parity Lien Obligations remain outstanding after the Discharge of the ABL Obligations, all proceeds of the ABL Priority Collateral will be applied to the repayment of any outstanding Parity Lien Obligations.
(b)    Each Junior Collateral Agent, each Junior Representative and each Junior Secured Party hereby agrees that, if it shall obtain possession of any Senior Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any ABL Facility Security Document or Parity Lien Security Document or by the exercise of any rights available to it under applicable law or in any bankruptcy, insolvency or similar proceeding or through any other exercise of remedies, at any time prior to the Discharge of the Senior Obligations, then it shall hold such Collateral, proceeds or payment in trust for the Senior Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Applicable Senior Collateral Agent reasonably promptly after obtaining actual knowledge, or notice from the Applicable Senior Collateral Agent, that it is in possession of such Collateral, proceeds or payment. Each Junior Secured Party agrees that if, at any time, it receives notice or obtains actual knowledge that all or part of any payment with respect to any Senior Obligations previously made shall be rescinded for any reason whatsoever, such Junior Secured Party shall promptly pay over to the Applicable Senior Collateral Agent any payment received by it and then in its possession or under its control in respect of any Senior Collateral and shall promptly turn over any Senior Collateral then held by it over to the Applicable Senior Collateral Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Obligations.
Section 2.06.    Automatic Release of Junior Liens. (a) The Parity Lien Collateral Trustee and each other Parity Lien Secured Party agrees that, in the event of a sale, transfer or other disposition of any ABL Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such ABL Priority Collateral or pursuant to a sale of ABL Priority Collateral under Section 363 of the Bankruptcy Code consented to by the ABL Facility Collateral Agent (including any sale or disposition conducted by the Issuers or any Note Guarantor at the direction or with the consent of the ABL Facility Collateral Agent following an Event of Default under the ABL Credit Agreement) that results in the release by the ABL Facility Collateral Agent of the Lien held by the ABL Facility Collateral Agent on such ABL Priority Collateral (regardless of whether or not an Event of Default has occurred and is continuing under the Parity Lien Documents at the time of such sale, transfer or other disposition), the Lien held by the Parity Lien Collateral Trustee and each other Parity Lien Secured Party on such ABL Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the Parity Lien Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of the ABL Obligations, and the Liens on such remaining proceeds securing the Parity Lien Obligations shall not be automatically released pursuant to this Section 2.06(a).
(b)    The ABL Facility Collateral Agent and each other ABL Facility Secured Party agrees that, in the event of a sale, transfer or other disposition of any Notes Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Notes Priority Collateral or pursuant to a sale of Notes Priority Collateral under Section 363 of the Bankruptcy Code consented to by the Parity Lien Collateral Trustee that results in the release by the Parity Lien Collateral Trustee and the other Parity Lien Secured Parties of the Lien held by them on such Notes Priority Collateral (regardless of whether or not an Event of Default has occurred and is continuing under the ABL Facility Documents at the time of such sale, transfer or other disposition), the Lien held by the ABL Facility Collateral Agent on such Notes Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the ABL Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (b) that remain after Discharge of all Parity Lien Obligations, and the Liens on such remaining proceeds securing the ABL Obligations shall not be automatically released pursuant to this Section 2.06(b).
(c)    Each Junior Representative and each Junior Collateral Agent agrees to execute and deliver (at the sole cost and expense of the applicable Grantors) all such authorizations and other instruments as shall reasonably be requested by the applicable Senior Representative or the Applicable Senior Collateral Agent to evidence and confirm any release of Junior Collateral provided for in this Section.
(d)    If at any time any Grantor or the holder of any Senior Obligations delivers notice to each Junior Collateral Agent that any specified Senior Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) is sold, transferred or otherwise disposed of by the owner of such Collateral in a transaction permitted under the Parity Lien Documents and the ABL Facility Documents, to the extent the Applicable Senior Collateral Agent has consented to such sale, transfer or disposition, then the Liens in favor of the Junior Secured Parties upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Senior Collateral are released and discharged. Upon delivery to each Junior Collateral Agent of a notice from the Applicable Senior Collateral Agent stating that any release of Liens securing or supporting the Senior Obligations has become effective (or shall become effective upon each Junior Collateral Agent’s release), each Junior Collateral Agent will promptly execute and deliver such instruments, releases, terminations statements or other documents confirming such release on customary terms.
Section 2.07.    Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings. (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Borrower or any of its subsidiaries. This Agreement shall constitute a “subordination agreement” for purposes of Section 510(a) of the Bankruptcy Code.
(b)    If the Borrower or any of its subsidiaries shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code or under any other similar law:
(i)    if the ABL Facility Collateral Agent desires to permit any Grantor that is subject to a Bankruptcy Case, as debtor(s)-in-possession, and to move for the approval of financing (“DIP Financing”) secured by a Lien on the ABL Priority Collateral, to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the

Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, then the Applicable Parity Lien Representative and the Parity Lien Secured Parties hereby agree not to object to any such financing or to the Liens on the ABL Priority Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes ABL Priority Collateral, unless the ABL Facility Collateral Agent shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral that constitutes ABL Priority Collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such ABL Priority Collateral for the benefit of the ABL Facility Secured Parties, each Parity Lien Secured Party will subordinate its Liens with respect to such ABL Priority Collateral on the same terms as the Liens of the ABL Facility Secured Parties (other than any Liens of any ABL Facility Secured Party constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such ABL Priority Collateral granted to secure the ABL Obligations of the ABL Facility Secured Parties, each Parity Lien Secured Party will confirm the priorities with respect to such ABL Priority Collateral as set forth herein), in each case so long as (A) the Parity Lien Secured Parties retain the benefit of their Liens on all such ABL Priority Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such Bankruptcy Case as existed prior to the commencement of the Bankruptcy Case (but after giving effect to any subordination to the DIP Financing Liens), (B) if any amount of such DIP Financing or cash collateral is applied to repay any of the ABL Obligations, such amount is applied pursuant to Section 2.05(a) of this Agreement, and (C) if any ABL Facility Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.05(a) of this Agreement; provided that the Parity Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over Notes Priority Collateral unless such DIP Financing Liens are junior to the Liens of the Parity Lien Secured Parties on such Notes Priority Collateral; and provided further that the Parity Lien Secured Parties receiving adequate protection shall not object to any other Parity Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such Parity Lien Secured Parties in connection with a DIP Financing or use of cash collateral; and
(ii)    if the Applicable Parity Lien Representative desires to permit any Grantor that is subject to a Bankruptcy Case, as debtor(s)-in-possession, and to move for the approval of a DIP Financing secured by a Lien on Notes Priority Collateral, to be provided by DIP Lenders under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, then the ABL Facility Collateral Agent and the ABL Facility Secured Parties hereby agree not to object to any such financing or to the DIP Financing Liens or to any use of cash collateral that constitutes Notes Priority Collateral, unless the Applicable Parity Lien Representative shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral that constitutes Notes Priority Collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Notes Priority Collateral for the benefit of the Parity Lien Secured Parties, each ABL Facility Secured Party will subordinate its Liens with respect to such Notes Priority Collateral on the same terms as the Liens of the Parity Lien Secured Parties (other than any Liens of any Parity Lien Secured Party constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Notes Priority Collateral granted to secure the Parity Lien Obligations of the Parity Lien Secured Parties, each ABL Facility Secured Party will confirm the priorities with respect to such Notes Priority Collateral as set forth herein), in each case so long as (A) the ABL Facility Secured Parties retain the benefit of their Liens on all such Notes Priority Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such Bankruptcy Case as existed prior to the commencement of the Bankruptcy Case (but after giving effect to any subordination to the DIP Financing Liens), (B) if any amount of such DIP Financing or cash collateral is applied to repay any of the Parity Lien Obligations, such amount is applied pursuant to Section 2.05(a) of this Agreement, and (C) if any Parity Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection is applied pursuant to Section 2.05(a) of this Agreement; provided that the ABL Facility Secured Parties shall have a right to object to the grant of a Lien to secure the DIP Financing over ABL Priority Collateral unless such DIP Financing Liens are junior to the Liens of the ABL Facility Secured Parties on such ABL Priority Collateral; and provided further that the ABL Facility Secured Parties receiving adequate protection shall not object to any other ABL Facility Secured Party receiving adequate protection comparable to any adequate protection granted to such ABL Facility Secured Parties in connection with a DIP Financing or use of cash collateral. For the avoidance of doubt, the Parity Lien Secured Parties may not provide a DIP Financing secured by a Lien on the ABL Priority Collateral that is senior or pari passu to the liens in the ABL Priority Lien securing the ABL Obligations.
(c)    The Applicable Junior Collateral Agent and each Junior Secured Party agrees that it will not object to and will not otherwise contest: (i) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of the Senior Obligations made by the Applicable Senior Collateral Agent or any Senior Secured Party; (ii) any exercise by any holder of Senior Claims of the right to credit bid Senior Claims in any sale in foreclosure of Collateral that is Senior Collateral with respect to such Senior Claims; (iii) any other request for judicial relief made in any court by the Applicable Senior Collateral Agent or any Senior Secured Party relating to the lawful enforcement of any Lien on the Senior Collateral; (iv) any sale or other disposition of any Senior Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Secured Parties of any Series shall have consented to such sale or disposition of such Senior Collateral; or (v) any order relating to a sale of assets of the Borrower or any of its subsidiaries for which the Applicable Senior Collateral Agent has consented which provides that, to the extent the sale is to be free and clear of Liens, the Liens securing the Senior Obligations and the Junior Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing such Obligations on the assets being sold, in accordance with this Agreement.

(d)    The Applicable Junior Collateral Agent and each Junior Secured Party agrees that it will not seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding with respect to Senior Collateral without the prior consent of the Applicable Senior Collateral Agent except and to the extent that the Applicable Senior Collateral Agent has received relief from such stay.
(e)    The Applicable Junior Collateral Agent and each Junior Secured Party hereby agrees that it will not object to and will not otherwise contest (or support any other Person contesting): (i) any request by the Applicable Senior Collateral Agent or any Senior Secured Party for adequate protection or(ii) any objection by the Applicable Senior Collateral Agent or any Senior Secured Party to any motion, relief, action or proceeding based on the Applicable Senior Collateral Agent or any Senior Secured Party claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (x) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar law, then the Applicable Junior Collateral Agent may seek or request adequate protection in the form of a replacement Lien on such additional collateral, so long as, with respect to the Senior Collateral, such Lien is subordinated to the Liens securing the Senior Obligations and such DIP Financing (and all obligations relating thereto), on the same basis as the other Liens securing Junior Obligations on the Senior Collateral are subordinated to the Liens on Senior Collateral securing the Senior Obligations under this Agreement and (y) in the event the Applicable Junior Collateral Agent seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Applicable Junior Collateral Agent and the Junior Secured Parties hereby agree that the Senior Secured Parties shall also be granted a Lien on such additional collateral as security for the Senior Obligations and any such DIP Financing and that any Lien on such additional collateral that constitutes Senior Collateral securing the Junior Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens on Senior Collateral granted to the holders of Senior Obligations as adequate protection on the same basis as the Liens securing Junior Obligations are so subordinated to the Liens securing the Senior Obligations under this Agreement.
(f)    The Applicable Junior Collateral Agent and each Junior Secured Party hereby agrees that (i) it will not oppose or seek to challenge any claim by the Applicable Senior Collateral Agent or any Senior Secured Party for allowance of Senior Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Applicable Senior Collateral Agent’s Lien on the Senior Collateral, without regard to the existence of the Lien of the Junior Secured Parties on the Senior Collateral, and (ii) until the Discharge of Senior Obligations has occurred, the Applicable Junior Collateral Agent, on behalf of itself and the Junior Secured Parties, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens on Senior Collateral securing the Senior Obligations for costs or expenses of preserving or disposing of any Collateral.

(g)    The Applicable Parity Lien Representative, on behalf of the Parity Lien Secured Parties, and the ABL Facility Collateral Agent, on behalf of the ABL Facility Secured Parties, acknowledge and intend that the grants of Liens pursuant to the Parity Lien Security Documents, on the one hand, and the ABL Facility Security Documents, on the other hand, constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the Parity Lien Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Facility Secured Parties and the Parity Lien Secured Parties in respect of any Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Facility Secured Parties and the Parity Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations and Parity Lien Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or the Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties for whom such Collateral is Junior Collateral), the ABL Facility Secured Parties or the Parity Lien Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that are available from the Senior Collateral for each of the ABL Facility Secured Parties and the Parity Lien Secured Parties, respectively, before any distribution is made in respect of the Junior Claims with respect to such Collateral, with the holder of such Junior Claims hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries).
(h)    If, in any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, debt obligations of any of reorganized Borrower or any of its subsidiaries secured by Liens upon any property of such reorganized entity are distributed, pursuant to a proposal, plan of reorganization, composition or arrangement on account of both the ABL Obligations and the Parity Lien Obligations, then the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such proposal or plan and will apply with like effect to the Liens securing such debt obligations.
Section 2.08.    Reinstatement. In the event that any of the Senior Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article 2 shall be fully applicable thereto until all such Senior Obligations shall again have been paid in full in cash.
Section 2.09.    Entry Upon Premises by the ABL Facility Collateral Agent. (a) If the ABL Facility Collateral Agent takes any enforcement action with respect to the ABL Priority Collateral, the Parity Lien Secured Parties (i) shall cooperate with the ABL Facility Collateral

Agent (at the sole cost and expense of the ABL Facility Collateral Agent and subject to the condition that the Parity Lien Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the Parity Lien Secured Parties) in its efforts to enforce its security interest in the ABL Priority Collateral and to finish any work-in-process and assemble the ABL Priority Collateral, (ii) shall not take or direct any Collateral Agent to take any action designed or intended to hinder or restrict in any respect the ABL Facility Collateral Agent from enforcing its security interest in the ABL Priority Collateral or from finishing any work-in-process or assembling the ABL Priority Collateral, and (iii) shall permit and direct the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee to permit the ABL Facility Collateral Agent, and their respective employees, agents, advisers and representatives, at the sole cost and expense of the ABL Facility Secured Parties and upon reasonable advance notice, to enter upon and use the Notes Priority Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) intellectual property) for a period not to exceed 180 days after the taking of such enforcement action, for purposes of (A) assembling and storing the ABL Priority Collateral and completing the processing of and turning into finished goods of any ABL Priority Collateral consisting of work-in-process, (B) selling any or all of the ABL Priority Collateral located on such Notes Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (C) removing any or all of the ABL Priority Collateral located on such Notes Priority Collateral, or (D) taking reasonable actions to protect, secure and otherwise enforce the rights of the ABL Facility Secured Parties and the ABL Facility Collateral Agent in and to the ABL Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of the Parity Lien Collateral Trustee from selling, assigning or otherwise transferring any Notes Priority Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section. If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. If the ABL Facility Collateral Agent conducts a public auction or private sale of the ABL Priority Collateral at any of the real property included within the Notes Priority Collateral, the ABL Facility Collateral Agent shall use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt the Parity Lien Collateral Trustee’s use of such real property for the benefit of the Parity Lien Secured Parties.
(b)    During the period of actual occupation, use or control by the ABL Facility Secured Parties or their agents or representatives (including the ABL Facility Collateral Agent to the extent acting on behalf of such parties) of any Notes Priority Collateral, the ABL Facility Secured Parties shall be obligated to repair at their expense any physical damage to such Notes Priority Collateral or other assets or property resulting from such occupancy, use or control, and to leave such Notes Priority Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Facility Secured Parties have any liability to the Parity Lien Secured Parties pursuant to this Section as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Notes Priority Collateral existing prior to the date of the exercise by the ABL Facility Secured

Parties of their rights under this Section and the ABL Facility Secured Parties shall have no duty or liability to maintain the Notes Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Facility Secured Parties, or for any diminution in the value of the Notes Priority Collateral that results solely from ordinary wear and tear resulting from the use of the Notes Priority Collateral by the ABL Facility Secured Parties in the manner and for the time periods specified under this Section 2.09. Without limiting the rights granted in this paragraph, the ABL Facility Secured Parties shall cooperate with the Applicable Parity Lien Representative and the other Parity Lien Secured Parties (at the sole cost and expense of the Applicable Parity Lien Representative and the other Parity Lien Secured Parties and subject to the condition that the ABL Facility Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the ABL Facility Secured Parties) in connection with any efforts made by it to cause the Notes Priority Collateral to be sold.
(c)    In addition, the Parity Lien Secured Parties and their respective Senior Representatives hereby grant to the ABL Facility Collateral Agent and the ABL Facility Secured Parties a non-exclusive worldwide license or right to use, to the maximum extent permitted by applicable law and to the extent of their interest therein, exercisable without payment of royalty or other compensation, any of the Notes Priority Collateral consisting of intellectual property in connection with the liquidation, collection, disposition or other realization upon the ABL Priority Collateral pursuant to any enforcement action by the ABL Facility Collateral Agent and the ABL Facility Secured Parties, and such license shall survive and transfer with any permitted disposition of the Notes Priority Collateral to any third party for the duration of the 180-day period referred to in Section 2.09(a) (including any tolling of such period in accordance with such Section.
Section 2.10.    Insurance. Unless and until the ABL Obligations have been Discharged, as between the ABL Facility Collateral Agent, on the one hand, and the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee, on the other hand, only the ABL Facility Collateral Agent will have the right (subject to the rights of the Grantors under the ABL Facility Documents and the Parity Lien Documents) to adjust or settle any insurance policy or claim covering or constituting ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the ABL Priority Collateral. Unless and until the Parity Lien Obligations have been Discharged, as between the ABL Facility Collateral Agent, on the one hand, and the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee, on the other hand, only the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee will have the right (subject to the rights of the Grantors under the ABL Facility Documents and the Parity Lien Documents) to adjust or settle any insurance policy covering or constituting Notes Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding solely affecting the Notes Priority Collateral. To the extent that an insured loss covers or constitutes ABL Priority Collateral and Notes Priority Collateral, then the ABL Facility Collateral Agent and the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee will work jointly and in good faith to collect, adjust or settle

(subject to the rights of the Grantors under the ABL Facility Documents and the Parity Lien Documents) under the relevant insurance policy.
Section 2.11.    Refinancings. Each of the ABL Obligations and the Parity Lien Obligations and the agreements or indentures governing them may be Refinanced, in whole or in part, in each case without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any ABL Facility Document or any Parity Lien Document) of, any ABL Facility Secured Party or any Parity Lien Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such Refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing (to the extent they are not already so bound) to the terms of this Agreement pursuant to such Refinancing documents or agreements (including amendments or supplements to this Agreement) as each Applicable Senior Collateral Agent, shall reasonably request and in form and substance reasonably acceptable to such Applicable Senior Collateral Agent. In connection with any Refinancing contemplated by this Section 2.11, this Agreement may be amended at the request and sole expense of the Borrower, and without the consent (except to the extent a consent is otherwise required to permit such Refinancing transaction under any ABL Facility Document or any Parity Lien Document) of any Representative, (a) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing, (b) to confirm that such Refinancing indebtedness in respect of any Parity Lien Obligations shall have the same rights and priorities in respect of any Notes Priority Collateral as the indebtedness being Refinanced and (c) to confirm that such Refinancing indebtedness in respect of any ABL Obligations shall have the same rights and priorities in respect of any ABL Priority Collateral as the indebtedness being Refinanced, all on the terms provided for herein immediately prior to such Refinancing. Any such additional party and each Applicable Senior Collateral Agent shall be entitled to rely on the determination of officers of the Borrower that such modifications do not violate the ABL Facility Documents or the Parity Lien Documents if such determination is set forth in an officers’ certificate delivered to such party and each Applicable Senior Collateral Agent; provided, however, that such determination will not affect whether or not the Borrower has complied with its undertakings in any such document or this Agreement.
Section 2.12.    Amendments to Security Documents. (a) The Parity Lien Collateral Trustee and other Parity Lien Secured Parties agree that, without the prior written consent of the ABL Facility Collateral Agent, no Parity Lien Security Document to which the Parity Lien Collateral Trustee or Parity Lien Secured Party is party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification or the terms of any new Parity Lien Security Document would be prohibited by or inconsistent with any of the terms of this Agreement.
(b)    Each of the ABL Facility Collateral Agent and other ABL Facility Secured Parties agrees that, without the prior written consent of the Applicable Parity Lien Representative, no ABL Facility Security Document to which the ABL Facility Collateral Agent or ABL Facility Secured Parties are party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification or the terms of any new ABL Facility

Security Document would be prohibited by or inconsistent with any of the terms of this Agreement.
(c)    In the event that any Senior Collateral Agent or Senior Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the Senior Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, such Senior Collateral Document or changing in any manner the rights of such Senior Collateral Agent, such Senior Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in the applicable Senior Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Junior Priority Collateral Document without the consent of any Junior Collateral Agent or any Junior Secured Party and without any action by any Junior Collateral Agent, any Junior Secured Party, the Borrower or any other Grantor; provided, however, that (A) such amendment, waiver or consent does not materially adversely affect the rights of the Junior Representative or the applicable Junior Secured Parties or the interests of the applicable Junior Secured Parties in the applicable Junior Collateral and not the Senior Collateral Agent or the Senior Secured Parties, as the case may be, that have a security interest in the affected collateral in a like or similar manner, and (B) written notice of such amendment, waiver or consent shall have been given by the Borrower to the Applicable Junior Collateral Agent.
Section 2.13.    Possessory Collateral Agent    as Gratuitous Bailee/Agent for Perfection. (a) Each Possessory Collateral Agent agrees to hold the Possessory Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the ABL Facility Security Documents or the Parity Lien Security Documents, subject to the terms and conditions of this Section 2.13. To the extent any Possessory Collateral is possessed by or is under the control of a Collateral Agent (either directly or through its agents or bailees) other than the Applicable Possessory Collateral Agent, such Collateral Agent shall deliver or transfer control of such Possessory Collateral to (or shall cause such Possessory Collateral to be delivered or control of transferred to) the Applicable Possessory Collateral Agent and shall take all actions reasonably requested in writing by the Applicable Possessory Collateral Agent to cause the Applicable Possessory Collateral Agent to have possession or control of same. Pending such delivery to the Applicable Possessory Collateral Agent, each other Collateral Agent agrees to hold any Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable ABL Facility Security Documents or Parity Lien Security Documents, in each case subject to the terms and conditions of this Section 2.13.
(b)    [Reserved].
(c)    The duties or responsibilities of each Possessory Collateral Agent and each other Collateral Agent under this Section 2.13 shall be limited solely to holding the Possessory

Collateral as gratuitous bailee for the benefit of each Secured Party for purposes of perfecting the security interest held by the Secured Parties therein.
(d)    Upon the Discharge of all Parity Lien Obligations, the Parity Lien Collateral Trustee (and each other Parity Lien Representative) shall deliver to the ABL Facility Collateral Agent, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any endorsements reasonably requested by the ABL Facility Collateral Agent (or otherwise allow the ABL Facility Collateral Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. The Parity Lien Collateral Trustee (and each other Parity Lien Representative) shall be obligated to follow instructions from the ABL Facility Collateral Agent in contravention of this Agreement.
(e)    Upon the Discharge of all ABL Obligations, the ABL Facility Collateral Agent shall deliver to the Parity Lien Collateral Trustee, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any necessary endorsements (or otherwise allow the Parity Lien Collateral Trustee to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. The ABL Facility Collateral Agent shall not be obligated to follow instructions from the Parity Lien Collateral Trustee or any other Parity Lien Representative in contravention of this Agreement.
ARTICLE 3
EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS
Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Senior Obligations (or the existence of any commitment to extend credit that would constitute Senior Obligations) or Junior Obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that, if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrower. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower or any of its subsidiaries, any Secured Party or any other Person as a result of such determination.
ARTICLE 4
CONSENT OF GRANTORS
Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the ABL Facility Security Documents and the Parity Lien Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein, including under Section 2.06 and Section 6.11).
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
Section 5.01.    Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:
(a)    Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.
(b)    This Agreement has been duly executed and delivered by such party.
(c)    The execution, delivery and performance by such party of this Agreement
(i)    do not require any consent or approval of, registration or filing with or any other action by any governmental authority, (ii) will not violate any applicable law or regulation or any order of any governmental authority (in the case of the Parity Lien Collateral Trustee and Applicable Parity Lien Representative governing its corporate trust powers) or any credit agreement, agreement or other instrument binding upon such party and (iii) will not violate the charter, by-laws or other organizational documents of such party.
Section 5.02.    Representations and Warranties of Each Representative. Each Collateral Agent and Representative represents and warrants to the other parties hereto that it is authorized under the ABL Facility or the applicable Parity Lien Documents, as applicable, to enter into this Agreement.
ARTICLE 6
MISCELLANEOUS
Section 6.01.    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)    if to the ABL Facility Collateral Agent, to it at:
UBS AG, Stamford Branch
Banking Products Services Loan Administration Team
600 Washington Blvd.
Stamford, CT 06901
Tel: 203-719-4319
Fax: 203-719-3888

(b)    if to the Applicable Parity Lien Representative, to it at
Wilmington Trust National Association
        Global Capital Markets
        15950 N. Dallas Parkway, Suite 550
        Dallas, TX 75248
        Telephone: (972) 383-3156
        Facsimile: (888) 316-6238
        Attention: CVR Partners, LP Secured Notes Administrator
(c)    if to the Parity Lien Collateral Trustee, to it at
Wilmington Trust National Association
        Global Capital Markets
        15950 N. Dallas Parkway, Suite 550
        Dallas, TX 75248
        Telephone: (972) 383-3156
        Facsimile: (888) 316-6238
        Attention: CVR Partners, LP Secured Notes Administrator
(d)    if to any Other Parity Lien Representative, to it at the address set forth in the applicable Joinder Agreement;
(e)    if to the Borrower, to it at
CVR Partners LP
2277 Plaza Drive, Suite 500
Sugarland, TX 77479
Attention: General Counsel
with a copy to:
Vinson & Elkins, L.L.P.
666 5th Avenue
New York, NY 10103
Attention: David Wicklund; and

(f)    if to any other Grantor, to it in care of the Borrower as provided in clause (e) above.
Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Borrower shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 6.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 6.01. As agreed to in writing among the Borrower, the ABL Facility Collateral Agent, the Applicable Parity Lien Representative, the Parity Lien Collateral Trustee and each Other Parity Lien Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.
Section 6.02.    Waivers; Amendment.(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.
(b)    Subject to Section 2.03, to the last sentence of Section 2.11 hereof and to Section 6.15 hereof, neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Representative party hereto (including the Applicable Parity Lien Representative), the Parity Lien Collateral Trustee, the ABL Facility Collateral Agent and the Borrower. Notwithstanding anything to the contrary, this Agreement may be amended from time to time at the request of the Borrower, at the Borrower’s expense and without the consent of any Representative, any Collateral Agent, any ABL Facility Secured Party or any Parity Lien Secured Party to (i) add other parties holding other ABL Obligations (or any agent or trustee therefor) and Other Parity Lien Obligations (or any agent or trustee therefor) in each case to the extent such indebtedness is not prohibited by the ABL Facility Documents or the Parity Lien Documents, (ii) in the case of other ABL Obligations, (A) establish that the Lien on the Notes Priority Collateral securing such other ABL Obligations shall be junior and subordinate in all respects to all Liens on the Notes Priority Collateral securing any Parity Lien Obligations and shall share in the benefits of the Notes Priority Collateral equally and ratably (except as may be separately otherwise agreed in writing by and between any such party holding such other ABL Obligations

(or any agent or trustee therefor), and the ABL Facility Collateral Agent, on behalf of itself and the ABL Facility Secured Parties) with all Liens on the Notes Priority Collateral securing any other ABL Obligations (subject to the terms of the ABL Facility Documents), (B) establish that the Lien on the ABL Priority Collateral securing such other ABL Obligations shall be superior in all respects to all Liens on the ABL Priority Collateral securing any Parity Lien Obligations and shall share in the benefits of the ABL Priority Collateral equally and ratably (except as may be separately otherwise agreed in writing by and between any such party holding such other ABL Obligations (or any agent or trustee therefor), and the ABL Facility Collateral Agent, on behalf of itself and the ABL Facility Secured Parties) with all Liens on the ABL Priority Collateral securing any other ABL Obligations (subject to the terms of the ABL Facility Documents) and (C) provide to the holders of such other ABL Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Applicable Senior Collateral Agent) as are provided to the holders of ABL Obligations under this Agreement, and (iii) in the case of Other Parity Lien Obligations, (A) establish that the Lien on the Notes Priority Collateral securing such Other Parity Lien Obligations shall be superior in all respects to all Liens on the Notes Priority Collateral securing any ABL Obligations and shall share in the benefits of the Notes Priority Collateral equally and ratably (except as may be separately otherwise agreed in writing by and between the Other Parity Lien Representative, on behalf of itself and the Other Parity Lien Secured Parties represented thereby, and the Parity Lien Collateral Trustee, on behalf of itself and the Note Secured Parties and any Other Parity Lien Secured Parties with Other Parity Lien Obligations secured equally and ratably with the Note Obligations) with all Liens on the Notes Priority Collateral securing any other Parity Lien Obligations (subject to the terms of the Parity Lien Documents), (B) establish that the Lien on the ABL Priority Collateral securing such Other Parity Lien Obligations shall be junior and subordinate in all respects to all Liens on the ABL Priority Collateral securing any ABL Obligations and shall share in the benefits of the ABL Priority Collateral equally and ratably (except as may be separately otherwise agreed in writing by and between the Other Parity Lien Representative, on behalf of itself and the Other Parity Lien Secured Parties represented thereby, and the Parity Lien Collateral Trustee, on behalf of itself and the Note Secured Parties and any Other Parity Lien Secured Parties with Other Parity Lien Obligations secured equally and ratably with the Note Obligations) with all Liens on the ABL Priority Collateral securing any other Parity Lien Obligations (subject to the terms of the Parity Lien Documents), and (C) provide to the holders of such Other Parity Lien Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Applicable Senior Collateral Agent) as are provided to the holders of then-existing Parity Lien Obligations under this Agreement, in each case so long as such modifications do not expressly violate the provisions of the ABL Facility Documents or the Parity Lien Documents. Any such additional party and each Applicable Senior Collateral Agent shall be entitled to rely on the determination of officers of the Borrower that such modifications do not violate the ABL Facility Documents or the Parity Lien Documents if such determination is set forth in an officers’ certificate delivered to such party and each Applicable Senior Collateral Agent; provided, however, that such determination will not affect whether or not the Borrower has complied with its undertakings in any such document or this Agreement.

Section 6.03.    Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other ABL Facility Secured Parties and the other Parity Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.
Section 6.04.    Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
Section 6.05.    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.
Section 6.06.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 6.07.    Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.
(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 6.08.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 6.09.    Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
Section 6.10.    Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the ABL Facility Documents and/or any of the Parity Lien Documents, the provisions of this Agreement shall control.
Section 6.11.    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Facility Secured Parties and the Parity Lien Secured Parties in relation to one another. None of the Borrower, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 2.06, 2.07, 2.11, 2.12, Article 5 or Article 6) is intended to or will amend, waive or otherwise modify the provisions of the ABL Facility or any Parity Lien Documents), and none of the Borrower or any other Grantor may rely on the terms hereof (other than Sections 2.06, 2.07, 2.11, 2.12, Article 5 and Article 6). Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any ABL Facility Document or any Parity Lien Document, the Grantors shall not be required to act or refrain from acting (a) pursuant to this Agreement or any Parity Lien Document with respect to any ABL Priority Collateral in any manner that would cause a default under any ABL Facility Document, or (b) pursuant to this Agreement or any ABL Facility Document with respect to any Notes Priority Collateral in any manner that would cause a default under any Parity Lien Document.

Section 6.12.    Agent Capacities. Except as expressly set forth herein, none of the ABL Facility Collateral Agent, the Applicable Parity Lien Representative, the Parity Lien Collateral Trustee or the Other Parity Lien Representatives shall have (i) any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the ABL Facility Documents and the Parity Lien Documents, as the case may be, or (ii) any liability or responsibility for the actions or omissions of any other Secured Party or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. None of the ABL Facility Collateral Agent, the Applicable Parity Lien Representative, the Parity Lien Collateral Trustee or the Other Parity Lien Representatives shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or Grantor) any amounts in violation of the terms of this Agreement, so long as such Person is acting in good faith and without gross negligence or willful misconduct.
Section 6.13.    [Reserved].
Section 6.14.    Supplements. Upon the execution by any subsidiary of the Borrower of a supplement hereto in form and substance satisfactory to the Collateral Agents, such subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Borrower and each Grantor are so bound.
Section 6.15.    Joinder Requirements. The Borrower may designate additional obligations as Other Parity Lien Obligations or other ABL Obligations only if (x) the incurrence of such obligations is permitted under each of the ABL Facility, any existing Parity Lien Document, the Collateral Trust Agreement, as applicable, and this Agreement and (y) the Borrower shall have delivered an officer’s certificate to each Collateral Agent certifying to same. If so permitted, the Borrower shall (i) notify each Representative in writing of such designation and (ii) cause (1) the applicable Other Parity Lien Representative or (2) the additional collateral agent for the new ABL Obligations, as applicable, to execute and deliver to each other Representative, a Joinder Agreement.
Section 6.16.    [Reserved].
Section 6.17.    Other Junior Intercreditor Agreements.
In addition, in the event that the Borrower or any subsidiary incurs any obligations secured by a lien on any Collateral that is junior to the Parity Lien Obligations and/or the ABL Obligations, then the ABL Facility Collateral Agent, the Parity Lien Collateral Trustee, the Applicable Parity Lien Representative and/or any such Other Parity Lien Representative shall enter into a joinder to a Junior Lien Intercreditor Agreement or another intercreditor agreement with the agent or trustee for the secured parties with respect to such secured obligation to reflect the relative lien priorities of such parties with respect to the Collateral and governing the relative rights, benefits and privileges as among such parties in respect of the Collateral, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as such secured obligations are permitted under, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement or the other ABL Facility Documents or Parity Lien Documents, as the case may

be. Each party hereto agrees that the ABL Facility Secured Parties (as among themselves) and the Parity Lien Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the Applicable Senior Collateral Agent governing the rights, benefits and privileges as among the ABL Facility Secured Parties or the Parity Lien Secured Parties, as the case may be, in respect of the Collateral, this Agreement and the applicable Senior Collateral Documents, as the case may be, including as to the application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the other applicable Senior Collateral Documents, as the case may be. If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other ABL Facility Document or Parity Lien Document, and the provisions of this Agreement and the other ABL Facility Documents and Parity Lien Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).
Section 6.18.    Concerning the Agents.
It is understood and agreed that (a) the ABL Facility Agent is entering into this Agreement solely in its capacity as administrative agent and collateral agent under the ABL Credit Agreement and the provisions of Section 12 of the ABL Credit Agreement applicable to the Administrative Agent and Collateral Agent (as defined therein) therein shall apply to the ABL Facility Agent hereunder, (b) that the Parity Lien Collateral Trustee is entering into this Agreement in its capacity as collateral trustee under the Indenture and the Collateral Trust Agreement and the provisions of Article VII and Article X of the Indenture and Section 6 of the Collateral Trust Agreement applicable to the Collateral Trustee (as defined therein) shall also apply to the Parity Lien Collateral Trustee hereunder, and (c) that the Applicable Parity Lien Representative is entering into this Agreement in its capacity as trustee under the Indenture and the provisions of Article VII and Article X of the Indenture applicable to the Trustee (as defined therein) shall also apply to the Applicable Parity Lien Representative hereunder.
[Remainder of this page intentionally left blank; signatures follow.]

UBS AG, STAMFORD BRANCH, as Collateral Agent
By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable Parity Lien Representative
By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Parity Lien Collateral Trustee
By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

Agreed and acknowledged by:

CVR PARTNERS, LP, as a Borrower
By:	CVR GP, LLC, its general partner
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

EAST DUBUQUE NITROGEN FERTILIZERS, LLC, as a Borrower
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

CVR NITROGEN HOLDINGS, LLC, as a Borrower
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC, as a Borrower
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

CVR NITROGEN, LP, as a Borrower
By:	CVR Nitrogen GP, LLC, its general partner
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

CVR NITROGEN GP, LLC, as a Guarantor
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

CVR NITROGEN FINANCE CORPORATION, as a Guarantor
By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

EXHIBIT A
(a)    JOINDER AGREEMENT
(Other Parity Lien Obligations)

This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [                   ] [      ], [               ], is among [                                        ] (the “New Representative”), as an Other Parity Obligations Representative, UBS AG, STAMFORD BRANCH, as ABL Facility Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable Parity Lien Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Parity Lien Collateral Trustee, and CVR PARTNERS, LP (on behalf of itself and its Subsidiaries).

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of September 30, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Representative) referred to above. This Agreement has been entered into to record the accession of the New Representative as Other Parity Lien Obligations Representative under the Intercreditor Agreement and to evidence the authority granted by the New Representative to the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee to act on behalf of the New Representative under the Intercreditor Agreement.

ARTICLE I
Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II
Accession

SECTION 2.01 The New Representative agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other Parity Lien Obligations Representative as if it had originally been party to the Intercreditor Agreement as an Other Parity Lien Obligations Representative.

SECTION 2.03 The New Representative agrees that the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee shall have the authority to act on behalf of the

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

New Representative under the Intercreditor Agreement, and each of the Applicable Parity Lien Representative and the Parity Lien Collateral Trustee accepts such authority.

SECTION 2.04 The New Representative confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: [                          ].

SECTION 2.05 Each party to this Agreement (other than the New Representative) confirms the acceptance of the New Representative as an Other Parity Lien Representative for purposes of the Intercreditor Agreement.

SECTION 2.06 [                               ] is acting in its capacity as Other Parity Lien Representative solely for the Secured Parties under [                               ].

ARTICLE III
Miscellaneous

SECTION 3.01 This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]

EXHIBIT B

(b)    JOINDER AGREEMENT
(ABL Obligations)

This JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [                   ] [      ], [               ], is among [                                        ], as an ABL Facility Collateral Agent (the “New Collateral Agent”), UBS AG, STAMFORD BRANCH., as ABL Facility Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable Parity Lien Representative, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Parity Lien Collateral Trustee, and CVR PARTNERS, LP (on behalf of itself and its Subsidiaries).

This Agreement is supplemental to that certain Intercreditor Agreement, dated as of September 30, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Collateral Agent as ABL Facility Collateral Agent under the Intercreditor Agreement.

ARTICLE I
Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II
Accession

SECTION 2.01 The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an ABL Facility Collateral Agent as if it had originally been party to the Intercreditor Agreement as an ABL Facility Collateral Agent.

SECTION 2.02 The New Collateral Agent confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: [                          ].

SECTION 2.03 Each party to this Agreement (other than the New Collateral Agent) confirms the acceptance of the New Collateral Agent as an ABL Facility Collateral Agent for purposes of the Intercreditor Agreement.

SECTION 2.04 [                               ] is acting in its capacity as ABL Facility Collateral Agent solely for the Secured Parties under [                               ].

ARTICLE III
Miscellaneous
SECTION 3.01 This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or any other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
[SIGNATURE PAGES FOLLOW]

UBS AG, STAMFORD BRANCH, as Collateral Agent
By: _______________________________________
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Applicable Parity Lien Representative
By: _______________________________________
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Parity Lien Collateral Trustee
By:________________________________________
Name:
Title:

Agreed and acknowledged by:

CVR PARTNERS, LP, as a Borrower
By:
Name:
Title:

EAST DUBUQUE NITROGEN FERTILIZERS, LLC, as a Borrower
By:
Name:
Title:

CVR NITROGEN HOLDINGS, LLC, as a Borrower
By:
Name:
Title:

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC, as a Borrower
By:
Name:
Title:
CVR NITROGEN, LP, as a Borrower
By:
Name:
Title:

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

CVR NITROGEN GP, LLC, as a Guarantor
By:
Name:
Title:

CVR NITROGEN FINANCE CORPORATION, as a Guarantor
By:
Name:
Title: